THE HENLOPEN FUND

SUPPLEMENT TO THE PROSPECTUS
DATED OCTOBER 31, 2004

        On March 15, 2005, Landis Associates LLC (“Landis”), the investment adviser to The Henlopen Fund (the “Fund”), and Michael L. Hershey, a member and President of Landis, signed definitive agreements with Hennessy Advisors, Inc. (“Hennessy Advisors”), which provide for Hennessy Advisors’ purchase of assets related to the Fund’s investment advisory agreement. Completion of the transaction is subject to several conditions, including the approval of a new investment advisory agreement under which Hennessy Advisors will serve as the Fund’s investment adviser. On April 5, 2005, the Fund’s Board of Trustees approved the new investment advisory agreement with Hennessy Advisors and directed that it be submitted to the Fund’s shareholders for their approval at a special meeting of shareholders to be held on June 9, 2005. Proxy materials for the special meeting will be mailed to shareholders soon.

        Hennessy Advisors, based in Novato, California, is the investment adviser to five no-load mutual funds, satisfying a variety of investment horizons and risk tolerance levels for equity investors. Upon completion of the transaction, Hennessy Advisors will manage total assets exceeding $1.75 billion, based on the current net asset value of the Fund and the five other investment companies managed by Hennessy Advisors. Hennessy Advisors intends to manage the Fund’s assets using Hennessy Advisors’ Cornerstone Growth Strategy®, a formula-based strategy. The Cornerstone Growth Strategy® will be described in the proxy materials.

The date of this Supplement is April 5, 2005